Exhibit 10.1

FOURTH AMENDMENT TO THE
THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This FOURTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 5, 2013 (this “Amendment”), is among:

(i)	RADNOR FUNDING CORP., as Seller (the “Seller”);

(ii)	AIRGAS, INC. (in its individual capacity, “Airgas”), as Servicer (in such capacity, the “Servicer”);

(iii)	VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser;

(iv)
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator (in such capacity, the “Administrator”), as Purchaser Agent (in such capacity, the “Victory Purchaser Agent”) and as Related Committed Purchaser for the Purchaser Group that includes Victory (the “Victory Purchaser Group”);

(v)
WORKING CAPITAL MANAGEMENT CO., LP (“Working Capital”), as a Conduit Purchaser and as Related Committed Purchaser for the Purchaser Group that includes Working Capital (the “Working Capital Purchaser Group”);

(vi)	MIZUHO BANK, LTD. (f/k/a Mizuho Corporate Bank, Ltd.), as Purchaser Agent (in such capacity, the “Working Capital Purchaser Agent”) for the Working Capital Purchaser Group;

(vii)	ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit Purchaser; and

(viii)
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent (in such capacity, the “Atlantic Purchaser Agent”) and as Related Committed Purchaser for the Purchaser Group that includes Atlantic (the “Atlantic Purchaser Group”).

The foregoing entities are herein collectively referred to as the “Parties”, and capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings set forth in the Receivables Purchase Agreement (as defined below).
BACKGROUND
WHEREAS, the Parties have entered into that certain Third Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2010 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”); and
WHEREAS, the Parties desire to amend the Receivables Purchase Agreement as set forth herein; and
WHEREAS, in connection with this Amendment and concurrently herewith, the Seller, the Servicer and the members of the Victory Purchaser Group are entering into a Sixth Amended and Restated Fee Letter, dated the date hereof (the “Victory Fee Letter”); and
WHEREAS, in connection with this Amendment and concurrently herewith, the Seller, the Servicer and the members of the Working Capital Purchaser Group are entering into an Amended and Restated Fee Letter, dated the date hereof (the “Working Capital Fee Letter”); and
WHEREAS, in connection with this Amendment and concurrently herewith, the Seller, the Servicer and the members of the Atlantic Purchaser Group are entering into an Amended and Restated Fee Letter, dated the date hereof (the “Atlantic Fee Letter”, together with the Victory Fee Letter and the Working Capital Fee Letter, collectively, the “Fee Letters”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

SECTION 1.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is amended as follows:
(a)    The definition of “Facility Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is amended by deleting the date “December 4, 2015” where it appears in clause (a) thereof and substituting the date “December 5, 2016” therefor.
(b)    Schedule IV to the Receivables Purchase Agreement is replaced in its entirety with Exhibit A attached hereto.
SECTION 2.    Certain Representations, Warranties and Covenants. Each of the Seller, Airgas and the Servicer hereby represents, warrants and covenants to each of the other Parties that:
(a)    the representations and warranties of such Person contained in Exhibit III to the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
(b)    the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Receivables Purchase Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and this Amendment and the Receivables Purchase Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c)    no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.
SECTION 3.    Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by (i) the Victory Purchaser Agent of counterparts of the Victory Fee Letter, duly executed by each of the Parties party thereto, (ii) the Working Capital Purchaser Agent of counterparts of the Working Capital Fee Letter, duly executed by each of the Parties party thereto, (iii) the Atlantic Purchaser Agent of counterparts of the Atlantic Fee Letter, duly executed by each of the Parties party thereto and (iv) the Administrator of the following, in each case, in form and substance satisfactory to the Administrator:
(a)    counterparts of this Amendment, duly executed by each of the Parties;
(b)    confirmation from each Purchaser Agent that the “Amendment Fee” (as defined in each applicable Fee Letter) payable to such Purchaser Agent has been paid in full in accordance with the terms of the related Fee Letter; and
(c)    such other documents and instruments as the Administrator may reasonably request.
SECTION 4.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Receivables Purchase Agreement remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
SECTION 5.    Ratification. After giving effect to this Amendment and each of the transactions contemplated by this Amendment, all of the provisions of the Parent Undertaking Agreement shall remain in full force and effect and Airgas, as parent under the Parent Undertaking Agreement, hereby ratifies and affirms the Parent Undertaking Agreement and acknowledges that the Parent Undertaking Agreement has continued and shall continue in full force and effect in accordance with its terms.
SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different Parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart.

SECTION 7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of law principles which would require the application of the laws of any jurisdiction other than those of the state of New York.
SECTION 8.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.
[Signatures begin on the following page]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RADNOR FUNDING CORP., as Seller

By: /s/ Melanie S. Andrews
Name: Melanie S. Andrews
Title: President & Treasurer

AIRGAS, INC., as Servicer

By: /s/ Joseph C. Sullivan
Name: Joseph C. Sullivan
Title: Vice President & Treasurer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrator

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory’s Purchaser Group

By: /s/ Christopher Pohl
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory’s Purchaser Group

By: /s/ Mustafa Khan
Name: Mustafa Khan
Title: Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Purchaser

By: /s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

WORKING CAPITAL MANAGEMENT CO., LP, as a Conduit Purchaser and as Related Committed Purchaser for Working Capital’s Purchaser Group

By: /s/ Shinichi Nochiide
Name: Shinichi Nochiide
Title: Attorney-in-Fact

MIZUHO BANK, LTD.,
as Purchaser Agent for Working Capital’s Purchaser Group

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Purchaser Agent and Related Committed Purchaser for Atlantic’s Purchaser Group

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

Acknowledge and Agreed:

AIRGAS, INC., as the Parent under the
Parent Undertaking Agreement

By: /s/ Joseph C. Sullivan
Name: Joseph C. Sullivan
Title: Vice President & Treasurer

EXHIBIT A

SCHEDULE IV
LOCATION OF RECORDS

Servicer	Location of Records
Airgas, Inc.	259 N. Radnor Chester Rd., Suite 100 Radnor, PA 19087
Seller
Radnor Funding Corp.	210 G Baynard Bldg. 3411 Silverside Rd. Wilmington, DE 19810
Originator
Airgas Carbonic, Inc.	2530 Sever Rd., Suite 300 Lawrenceville, GA 30043
Airgas Merchant Gases, LLC	259 N. Radnor Chester Rd., Suite 100 Radnor, PA 19087
Airgas Safety, Inc.	128 Wharton Road Bristol, PA 19007
Airgas Specialty Gases, Inc.	2530 Sever Rd., Suite 300 Lawrenceville, GA 30043
Airgas Specialty Products, Inc.	2530 Sever Rd., Suite 300 Lawrenceville, GA 30043
Airgas USA, LLC	259 N. Radnor Chester Rd., Suite 100 Radnor, PA 19087
Nitrous Oxide Corp.	2530 Sever Rd., Suite 300 Lawrenceville, GA 30043

Exhibit A